UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 14, 2015

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 14, 2015, the entity owning International Market Place (TRG IMP LLC), a 93.5% owned consolidated joint venture of Taubman Centers, Inc., entered into a construction loan facility (Building Loan Agreement) with PNC Bank, National Association, as Administrative Agent, and the various lenders on the signature pages thereto.

The Building Loan Agreement provides for borrowings up to $330.9 million loan. The loan has a three-year term with two one-year extension options (subject to specified conditions therein) and bears interest at LIBOR plus 1.75% (which may be reduced to 1.60% upon the achievement of certain performance measures by TRG IMP LLC). The loan is interest only during the initial three-year term and no draws on the loan are permitted after the original maturity date. During the extension period, debt service payments also include principal payments based on an assumed interest rate of 6.0% and a 30-year amortization. The proceeds from the loan will be drawn down from time to time by the joint venture to finance the construction of International Market Place, in Waikiki, Honolulu, Hawaii, which is scheduled to open on August 25th, 2016.
The Taubman Realty Group Limited Partnership has provided an unconditional guarantee of 50% of the principal balance and 100% of the unpaid interest. The principal guarantee may be reduced to 25% of the outstanding principal balance upon stabilization and achievement of certain performance measures by TRG IMP LLC. The principal guarantee may be released upon achievement of further restrictive performance measures by TRG IMP LLC.

The foregoing description is qualified in its entirety by reference to (i) the Building Loan Agreement, which is attached hereto as Exhibit 4.1, (ii) the Leasehold Mortgage Assignment of Leases and Rents, Security Agreement and Fixture Filing Agreement, which is attached hereto as Exhibit 4.2, (iii) the Completion Guaranty Agreement, which is attached hereto as Exhibit 4.3, (iv) the Partial Repayment and Limited Guaranty Agreement, which is attached hereto as Exhibit 4.4, and (v) the Form of Promissory Note, which is attached hereto as Exhibit 4.5, each of which is incorporated herein by reference.

Item 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit	Description

4.1	Building Loan Agreement, dated August 14, 2015, between TRG IMP LLC and PNC Bank, National Association, as Administrative Agent, and the various lenders on the signature pages thereto.
4.2
Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Agreement, dated August 14, 2015, by TRG IMP LLC, for the benefit of PNC Bank, National Association, as Administrative Agent, and the various lenders.

4.3	Completion Guaranty, dated August 14, 2015, by The Taubman Realty Group Limited Partnership in favor of PNC Bank, National Association, as Administrative Agent, and the various lenders.
4.4
Partial Repayment and Limited Guaranty, dated August 14, 2015, by The Taubman Realty Group Limited Partnership in favor of PNC Bank, National Association, as Administrative Agent, and the various lenders.

4.5	Form of Promissory Note Secured by Mortgage, dated August 14, 2015, by TRG IMP LLC to various lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2015	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Building Loan Agreement, dated August 14, 2015, between TRG IMP LLC and PNC Bank, National Association, as Administrative Agent, and the various lenders on the signature pages thereto.
4.2
Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Agreement, dated August 14, 2015, by TRG IMP LLC, for the benefit of PNC Bank, National Association, as Administrative Agent, and the various lenders.

4.3	Completion Guaranty, dated August 14, 2015, by The Taubman Realty Group Limited Partnership in favor of PNC Bank, National Association, as Administrative Agent, and the various lenders.
4.4
Partial Repayment and Limited Guaranty, dated August 14, 2015, by The Taubman Realty Group Limited Partnership in favor of PNC Bank, National Association, as Administrative Agent, and the various lenders.

4.5	Form of Promissory Note Secured by Mortgage, dated August 14, 2015, by TRG IMP LLC to various lenders.